THE WRIGHT ASSET ALLOCATION TRUST












                               SEMI-ANNUAL REPORT

                                 JUNE 30 , 2002



                    o Wright Managed Growth with Income Fund

THE WRIGHT ASSET ALLOCATION TRUST
-------------------------------------------------------------------------------




The Wright Asset Allocation Trust was created to offer a variety of funds to meet differing investment objectives. Each fund is a "fund of funds." This means that a fund invests in other mutual funds managed by Wright Investors Service. Only Wright Managed Growth with Income Fund is currently being offered. This fund seeks a high total return (consisting of price appreciation and high income) with reduced risk.

The Wright Managed Growth with Income Fund is a balanced fund investing its assets in various Wright managed equity and income funds. Wright allocates the fund's assets based on a fundamental analysis of the economy and investment markets in the U.S. and foreign countries. Over the long-term, the fund expects to have an asset mix of 65% equity (10% is international equity) and 35% fixed income. This mix will vary over short-term periods as Wright follows a dynamic process of monitoring the asset allocation model and making adjustments. Purchases and sales of funds are made when necessary to adjust the asset allocation model, when new investments become available to the fund, or when necessary to accommodate redemption activity. The equity allocation may range from 40% to 80% with up to 25% being international equities. The U.S. equities may be allocated among large, medium and small companies. The fixed income allocation may range from 20% to 60%. Fixed income funds selected could include those investing in U.S. government issues, high quality corporate issues and mortgage backed securities. Up to 50% of the fixed income allocation could be in money market securities.

Likely candidates for investment include the following:

     o  Wright Major Blue Chip Equities Fund
     o  Wright Selected Blue Chip Equities Portfolio
     o  Wright International Blue Chip Equities Portfolio
     o  Wright U.S. Government Intermediate Portfolio

In addition, the fund's assets may be invested in U.S. Treasury bills and similar money market securities.

TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                 Page

Investment Objectives..............................inside front cover
Letter to Shareholders..............................................1
Management Discussion...............................................2

WRIGHT MANAGED GROWTH WITH INCOME FUND

         Portfolio of Investments...................................7
         Financial Statements.......................................8

Notes to Financial Statements......................................12

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                            July, 2002

Dear Shareholders:

     After a fairly neutral first quarter, sellers regained the upper hand in the global stock markets during the second quarter of 2002. In the U.S., almost all of the S&P 500's post-9/11 recovery was gone by mid-year, and the rest evaporated in July. While the industrial stocks that make up the Dow Jones Industrial Average still retain a portion of their gains, the S&P 500 hit its lowest level since January 1998 and Nasdaq has fallen to a 5-year low.

     All told, U.S. stock prices fell almost 15% in Q2, the worst of any of the major markets in dollar terms. With the latest declines, essentially all of the "irrational exuberance" that Alan Greenspan worried about in 1996 is gone from the U.S. stock market. Certainly the worst excesses of the Internet bubble are now history: AOL (down 87%), Amazon (down 88%), Yahoo (down 95%) and other stocks such as these are now priced at small fractions of their peak values. These dramatic collapses have had a devastating effect on investor psychology. There is also the taint of accounting frauds such as Enron and WorldCom that needs to be overcome. Outside the U.S., the story was quite a bit better during the second quarter but mostly because local currency losses in equities were mitigated by the appreciation of foreign currencies against the dollar.

     In terms of investor wealth, the bond market provided a positive offset to the first half's weakness in stocks. The Lehman U.S. Aggregate returned almost 5% for the first half, most of it coming in the second quarter. Expectations that the Federal Reserve would begin raising interest rates during the second quarter were pushed out to Q4 and then to 2003, and now talk of rate cuts proliferates. Our own guess is that the weak stock market, softening in economic growth, and absence of serious inflation signals will keep the Fed in an accommodative mood well into next year. Interest rates are likely to rise over the next 12 months, but by a manageable amount. Despite the flight-to-safety nature of the market in Q2, we believe that investment-grade corporate bonds and other spread products will provide positive incremental returns over Treasury securities.

     On the economic front, the news is better than the markets suggest. The manufacturing sector has turned up, housing remains strong, consumers are still visiting the stores, and auto sales rebounded in June and (especially) July. The index of leading economic indicators is up 2.6% over the past 12 months, suggesting real GDP growth on the order of 2.5% to 3% (annual rate) going forward. While Q2 ran under that rate, that was as much a reflection of the artificially strong Q1 (+5.0%) as it was a sign of a flattening economic expansion.

     The reversal of the rally off last September's market lows has proved to be more than a brief hiatus. In part, this reflects investor fears that there may be more WorldComs waiting to happen. When firms start delivering profit gains in line with expectations in this year's second half, investors should begin to see the corporate financial scandals as the anomalies they are. Stock prices typically swing from one extreme of valuation to the other over a market cycle, particularly after market bubbles, so there may yet be some downside risk left in equities. This concern keeps us from going to a more aggressive allocation to equities or shorter bond durations when our economic outlook says such moves are warranted. I invite clients to follow our investment thinking on the Wright web site, www.wrightinvestors.com, and ask that you let me know if there is any way that we make the site better.

                                                       Sincerely,

                                                    /s/Peter M. Donovan
                                                    ---------------------
                                                       Peter M. Donovan
                                                       President

Management Discussion
-------------------------------------------------------------------------------


STOCK MARKET ENVIRONMENT: The stock market got off to a weak start in the second quarter of 2002 and the mood never improved. The potential for disruptions from turmoil in the Middle East and the battle against terrorism strained investor confidence. But the main downer for the market last quarter was a lack of confidence that the better profits that Wall Street is forecasting for the second half of this year will actually materialize. To some degree this reflected a slowing in the economic recovery since the first quarter. Adding to the doubts was a palpable distrust of corporate America, which deepened with the revelations of new corporate misdeeds in the second quarter.

     Nasdaq essentially closed the second quarter back at last September's low. The Nasdaq Composite lost 21% in price in the second quarter and 25% for the first six months of 2002. The S&P 500, after a flat first quarter, lost 14% in the second. The Dow fared a little better, with losses of 11% for the quarter and 8% for the six months. It was hard to find any sector that investors had any enthusiasm for in the quarter. All ten S&P 500 industry sectors declined, with technology (-26%) and telecom (-24%) the worst. Although continuing to outperform the S&P 500, the S&P MidCap 400 (-9.5%) and SmallCap 600 (-6.7%) gave back all of their first-quarter gains. Investors venturing outside of the United States got some help from the 8% depreciation of the dollar against a basket of major currencies in the second quarter. The MSCI World ex U.S. total return index declined 11% in local currencies for the quarter but just 2% in dollars.

     Wright Investors' Service (WIS) expects that the economy will continue to expand at a modest pace in the second half of 2002. Better demand, cost cutting, the benefits of productivity and even some price relief all should contribute to healthier corporate profits in the second half of the year. Yet, despite the promise of better things to come, it shouldn't be much of a surprise that the stock market has gotten off to a rocky start in the third quarter. The new quarter brought more reports of fuzzy corporate accounting (WorldCom being the most notorious recent case), which have reinforced investors' skepticism about profit forecasts. Investors want hard evidence that Wall Street's expectations aren't just a pipe dream.

     If Wall Street's forecasts are met, stocks are undervalued by about 15%, according to the Fed's valuation model. But after a market bubble that has resulted in an extreme of overvaluation, it is not unusual for stocks to swing to an extreme of undervaluation. Add in the current downbeat mood of investors and you clearly have some further downside risk in equities. We do expect, however, that mounting evidence that economic and profit recovery are taking hold will gradually boost investor confidence in the second half of the year.

BOND MARKET ENVIRONMENT: After two quarters of essentially break-even performance, bonds were firmly on the plus side in the second quarter of 2002. Bonds benefited from signs that the pace of economic recovery had ratcheted down from the first quarter and from continuing good news on inflation. Comments from the Federal Reserve, which kept monetary policy unchanged in the quarter, were also reassuring, as they indicated the Fed feels no urgency to raise rates. In addition, Treasury bonds had a strong appeal as a safe haven for worried investors. The yield on the ten-year Treasury bond declined by 60 basis points for the quarter, more than recouping its first quarter rise. Over the April-June period, the yields on Treasuries in the two- to five-year maturity range declined even more, in the area of 80-90 basis points.

     After lagging other fixed-income sectors in the first quarter, Treasuries starred in the second with a 4.5% return. The Lehman Brothers U.S. aggregate bond index, which includes all investment-grade fixed-income sectors, returned 3.7% in the second quarter after a flat first quarter. Given the quarter's deepening distrust of corporate America on the part of investors, it is not surprising that corporate bonds lagged Treasuries with a 2.7% return for the three months, or that better returns tracked with higher quality in the corporate sector for the period. Mortgage-backed issues averaged a return of 3.5% in the second quarter.

     It is likely to be the fourth quarter at the earliest before the Federal Reserve starts to raise interest rates. With the economic recovery expected to proceed at a measured pace, WIS expects inflation to move up only slightly over the next 12 months or so. Even with no aggressive Fed tightening on the horizon, WIS expects bond yields to edge modestly higher over the next few quarters. We continue to see the selective use of spread products enhancing returns in fixed-income portfolios.

WRIGHT MANAGED GROWTH WITH INCOME FUND

     The Wright Managed Growth with Income Fund (WMGI) lost 4.6% during the second quarter of 2002, roughly 30 basis points better than its benchmark's 4.9% loss for the period. For the first half of the year, the Fund's loss was a couple of basis points better than the benchmark, although both losses round to 4.6%.

     In the second quarter, the Fund got a relatively good performance from its big-cap U.S. holdings (which outdistanced the S&P 500 by about 180 basis points); benchmark-matching performance from its mid-cap stock position (both lost 9.3% in absolute terms, as compared with a 13.4% loss for the S&P 500); a respectable 3.6% return from bond holdings (about five basis points behind the Lehman Aggregate index); and nearly 70 basis points of laggard performance in international equities (which lost 2.9% vs 2.2% for the MSCI World ex U.S. benchmark). All asset classes outperformed the S&P 500 both for the second quarter and the first six months of 2002.

     The weak second quarter brought the big-cap stock indexes back to their September lows. This has come despite evidence that the economic expansion has remained on track and is the result of a series of disclosures of corporate fraud and doubts about the ability of firms - mostly technology firms - to achieve the earnings recovery analysts forecast for the second half of 2002. To the extent that firms begin to deliver on the expected improvement in profit rates, these cases of corporate malfeasance will recede in importance to investors. They are, in our view, anomalies and not a wholesale indictment of corporate America. This year's declining stock prices, as painful as they have been, are creating opportunities for good future returns.

     At June 30, WMGI Fund assets were 31.1% Wright Major Blue Chip Fund (vs 34.6% at the end of March); 15.2% Wright Selected Blue Chip Fund (vs 15.2% at the end of March); 15.5% Wright International Blue Chip Fund (vs 15.0% at the end of March); 33.0% Wright U.S. Government Intermediate Fund, which, as the U.S. Treasury Fund, was formerly a longer duration product (vs 34.0% at the end of March). At this point, with interest rates expected to go higher, we are comfortable with the shorter maturity positioning of the Government Intermediate Fund. Wright is maintaining a modest overweighting in stocks, which we judge to be undervalued based on today's low level of interest rates and forecasts of improving year-ahead earnings.

WRIGHT SELECTED BLUE CHIP EQUITIES PORTFOLIO

     In the second quarter of 2002, mid-cap stocks again outperformed larger issues, to the benefit of the Wright Selected Blue Chip Fund (WSBC), which is managed as a mid-cap blend fund. For the April-June period, WSBC declined 9.3%, matching the S&P MidCap 400 but better than both the Russell MidCap index (-9.5%) and Morningstar's average of mid-cap blend funds (-11.1%). For the first half of 2002, WSBC lost 4.8%, again better than the Russell and Morningstar benchmarks (down 5.7% and 6.7%, respectively) though behind the S&P MidCaps (-3.2%).

     Although an overweight position in technology stocks hurt the fund's performance in the quarter, this was more than offset by the positive effect of stock selection in most other industry sectors. The most positive contribution to the Fund's return in the quarter was from the consumer staples sector, with good showings from Dreyers Grand Ice Cream (the object of a takeover bid) and Tyson Foods. The Fund's holdings in energy and health care also had considerably smaller losses than the S&P MidCap energy and health care sectors.

     As Q3 began, WSBC's position had become more conservative through a reduction of its holdings in technology to near market weight. The Fund still stands to benefit from improvement in the economy, with an overweight position in consumer discretionary stocks and a market weighting in industrials. Earnings growth prospects for WSBC holdings are slightly better than for the S&P MidCap 400.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

     The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the mostly large-cap value and growth stocks in the S&P 500. With big-cap stocks retreating in the quarter, the WMBC Fund lost 11.6% for the period. This was a smaller loss than the S&P 500 (-13.4%) or an average of Morningstar large-cap blend funds (-13.2%) had for the period. For the first half of 2002, the WMBC lost 12.7%, less than the S&P 500's 13.1% loss and the Morningstar benchmark's 13.3%. The WMBC has outperformed the Morningstar peer-group average over the last one, three, five and ten-year periods.

     During the quarter, the WMBC Fund's sector weighting was close to the S&P 500's, although the Fund did get some benefit from an underweight position in the lagging telecom sector. Good stock selection provided most of the WMBC's excess return compared to the S&P 500. The biggest contribution came from the Fund's selection in consumer discretionary stocks (e.g., Centex, Newell Rubbermaid and Liz Claiborne, all rising more than 10%). In the industrial sector, an overweighting in defense-related stocks General Dynamics, ITT and Northrop was a positive factor. The WMBC outperformed the S&P 500 in the health care sector by concentrating in the supply and service areas rather than pharmaceutical stocks.

     During the second quarter, value stocks outperformed growth stocks in the S&P 500. The WMBC Fund was slightly tilted toward value in Q2 and is maintaining that position at the start of the third quarter. Forecasts of next 12 months' earnings growth and long-term growth for WMBC holdings are better than for the S&P 500, while the portfolio's average forward P/E multiple is lower.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO

     With the help of a depreciating dollar, international stocks outperformed U.S. stocks in the second quarter of 2002 for the second quarter in a row. The Wright International Blue Chip Fund (WIBC) lost 2.9% in the second quarter of 2002, well ahead of the returns earned by U.S. stock market averages. WIBC was slightly behind the MSCI World ex U.S. index, which lost 2.2% for the quarter, and a Morningstar average of international equity funds, which lost 2.1%. For the first two quarters of 2002, however, WIBC's loss of 1.1% was smaller than those of the MSCI benchmark (-1.7%) and the Morningstar peer-group average (-1.4%) and more than ten percentage points ahead of the S&P 500. Over the past 12 months, WIBC has lost 8.5%, less than MSCI and Morningstar, both down 9.4%, and less than half the S&P 500's 17.9% loss.

     Much of the Fund's shortfall in the quarter relative to the MSCI World ex U.S. benchmark was due to its underweight position in Japan, which was one of the world's better performing markets in dollar terms in Q2. The stocks selected in Japan did well, and overall stock selection was a positive factor. Being underweight in technology was also a plus for the quarter. The WIBC Fund remains underweight in Japan at the start of the Q3, in light of the risk posed to Japan's export-based recovery by the rising yen. The Fund is overweight in the euro-zone, which appears to have better growth prospects, and remains underweight in technology.

WRIGHT U.S. GOVERNMENT INTERMEDIATE PORTFOLIO

During the second quarter, the Wright U.S. Treasury Bond Fund was repositioned as an intermediate maturity fund, and its name was changed accordingly. The Wright U.S. Government Intermediate Fund (WUSGI) returned 3.6% for the second quarter, compared to 3.9% for both the Lehman U.S. government intermediate bond index and a Morningstar average of Treasury bond funds. For the year to date, this Fund (the Wright U.S. Treasury Bond Fund in Q1) returned 2.8%, compared to 3.6% for both the Lehman government intermediate and Lehman Treasury bond averages and 3.1% for the Morningstar benchmark.

The Fund, which formerly held only Treasury bonds, is now about 45% invested in government agency issues, in line with the Lehman intermediate government benchmark; it also has a small position in mortgage-backed securities. The WUSGI started the second quarter with an average duration of 3.3 years and a maturity of 4.9 years. By quarter end, they were slightly lower, at 3.2 and 4.8 years, respectively. The Fund's duration is currently in line with that of the Lehman benchmark; the current bias is toward a shorter duration in anticipation of higher interest rates ahead.

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2002 (unaudited)


Shares                                                              Value
-------------------------------------------------------------------------------

Investment Company Securities - 94.8%

   56,798  Selected Blue Chip Equities Portfolio+ - 15.2%..... $     544,690
  112,021  Major Blue Chip Equities Fund - 31.1%..............     1,113,485
   66,790  International Blue Chip Equities Portfolio+ - 15.5%       555,695
   97,086  U.S. Government Intermediate Portfolio+ * - 33.0%..     1,178,624
                                                                  -----------
TOTAL INVESTMENTS (identified cost, $3,439,655) - 94.8%....... $   3,392,494

OTHER ASSETS & LIABILITIES - 5.2%..............................      187,338
                                                                  -----------

NET ASSETS - 100.0%........................................... $   3,579,832
                                                                 ============



+ Represents investments in non-unitized partnerships.
* Prior to May 1, 2002, U.S. Treasury Portfolio.

See notes to financial statements

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2002 (unaudited)

-------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $ 3,439,655
     Unrealized depreciation..............         (47,161)
                                               ------------
       Total value (Note 1A)..............     $ 3,392,494

   Cash...................................             522
   Receivable from investment adviser.....          61,314
   Receivable for fund shares sold........           4,266
   Receivable for investments sold........         262,000
   Prepaid assets.........................           3,795
                                               ------------
     Total Assets.........................     $ 3,724,391
                                               ------------

LIABILITIES:

   Notes payable..........................     $   135,000
   Payable for fund shares reacquired.....              70
   Transfer agent fee payable.............             712
   Accrued expenses and other liabilities.           8,777
                                               ------------
     Total Liabilities....................     $   144,559
                                               ------------

NET ASSETS................................     $ 3,579,832
                                               ============

NET ASSETS CONSIST OF:

Paid-in capital...........................     $ 4,536,717
Accumulated net realized loss
   on investments.........................        (926,066)
Unrealized depreciation of investments....         (47,161)
Undistributed net investment income.......          16,342
                                               ------------

   Net assets applicable to outstanding shares $ 3,579,832
                                               ============
   Shares of beneficial interest outstanding       449,111
                                               ============
   Net asset value, offering price and
     redemption price per share of
     beneficial interest..................     $      7.97
                                               ============

See notes to financial statements


                             STATEMENT OF OPERATIONS

              For the Six Months Ended June 30, 2002 (unaudited)
------------------------------------------------------------------------------


INVESTMENT INCOME:
   Investment income from underlying funds     $    46,391
                                               ------------
     Total investment income..............     $    46,391
                                               ------------

Expenses--
   Expenses from underlying funds.........     $    11,811
   Investment adviser fee (Note 2)........           3,974
   Administration fee (Note 2)............             397
   Trustees' compensation.................          11,108
   Transfer agent fee ....................           1,269
   Distribution & service fee  (Note 3)...           9,936
   Custodian fee..........................          24,716
   Interest expense.......................              41
   Printing...............................           2,054
   Legal fees.............................           3,881
   Audit fees.............................          23,470
   Registration costs.....................           9,740
   Miscellaneous..........................           3,092
                                               ------------
       Total expenses.....................     $   105,489
                                               ------------

Deduct--
   Preliminary reduction of investment adviser fee
     (Note 2).............................     $    (3,974)
   Preliminary reduction of distribution and service
     fee (Note 3).........................          (9,936)
   Preliminary allocation of expenses to the
     investment adviser (Note 2)..........         (61,314)
   Reduction of custodian fee (Note 1B)...            (571)
                                               ------------
       Total deductions...................     $   (75,795)
                                               ------------
       Net expenses.......................     $    29,694
                                               ------------
          Net investment income...........     $    16,697
                                               ------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments
      (identified cost)...................     $  (528,675)
   Net realized gain from underlying funds
     (identified cost)....................          88,713
                                               ------------
       Net realized loss on investments...     $  (439,962)
                                               ------------
   Change in unrealized depreciation of
     investments..........................     $   235,649
                                               ------------
     Net realized and unrealized loss
       on investments.....................     $  (204,313)
                                               ------------

       Net decrease in net assets from
         operations.......................     $  (187,616)
                                               ============


See notes to financial statements



WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
                                                                                         June 30,            December 31,
STATEMENTS OF CHANGES IN NET ASSETS                                                        2002                  2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income......................................................     $     16,697          $     18,795
     Net realized loss on investments...........................................         (439,962)             (161,001)
     Change in unrealized appreciation (depreciation) of investments............          235,649              (394,858)
                                                                                        ----------            ----------
       Net decrease in net assets from operations...............................     $   (187,616)         $   (537,064)
                                                                                        ----------            ----------
   Distributions declared to shareholders -
       From net investment income - Advisor shares..............................     $    (31,223)         $         --
       From net realized gain:
         - Advisor shares.......................................................               --               (73,326)
         - Individual shares....................................................               --                (2,767)
                                                                                        ----------            ----------
       Total distributions......................................................     $    (31,223)         $    (76,093)
                                                                                        ----------            ----------

   Fund share transactions - Advisor shares:

       Proceeds from shares sold................................................     $    373,385          $    707,965
       Issued to shareholders in payment of distributions declared..............           30,083                71,123
       Cost of shares reacquired................................................         (681,224)             (498,192)
                                                                                        ----------            ----------
       Net increase (decrease) in net assets from fund share transactions
          - Advisor shares......................................................     $   (277,756)         $    280,896
                                                                                        ----------            ----------

     Individual shares:
       Proceeds from shares sold................................................     $         --          $         --
       Issued to shareholders in payment of distributions declared..............               --                 2,767
       Cost of shares reacquired................................................               --              (148,575)
                                                                                        ----------            ----------
       Net increase (decrease) in net assets from fund share transactions
          - Individual shares...................................................     $         --          $   (145,808)
                                                                                        ----------            ----------

   Total net increase (decrease) in net assets from fund share transactions (Note 4) $   (277,756)         $    135,088
                                                                                        ----------            ----------
   Net decrease in net assets...................................................     $   (496,595)         $   (478,069)

NET ASSETS:

   At beginning of period.......................................................        4,076,427             4,554,496
                                                                                        ----------            ----------
   At end of period.............................................................     $  3,579,832          $  4,076,427
                                                                                      ============          ============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD.....     $     16,342          $     30,868
                                                                                      ============          ============


See notes to financial statements


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                          Year Ended December 31,
WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)                                           2002(4)(6)              2001(4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

                                                                                                   Advisor Shares
                                                                                    -----------------------------------------------

Net asset value, beginning of period                                                  $    8.420              $    9.620
                                                                                      -----------             --------------
Income from investment operations:

  Net investment income(1)                                                            $    0.034              $    0.041 (5)
  Net realized and unrealized loss                                                        (0.421)                 (1.081)(5)
                                                                                      -----------              -------------
   Total loss from investment operations                                                  (0.387)                 (1.040)
                                                                                      -----------               ------------

Less distributions declared to shareholders:

  From net investment income                                                          $   (0.063)             $   --
  From realized gain on investments                                                       --                      (0.160)
                                                                                      -----------              -----------

   Total distributions                                                                $   (0.063)             $   (0.160)
                                                                                      -----------               -----------

Net asset value, end of period                                                        $    7.970              $    8.420
                                                                                      ===========             ===========
Total return(2)                                                                           (4.63%)                (10.82%)

Ratios/Supplemental Data(1):

  Net assets, end of period (000 omitted)                                             $    3,580              $    4,076
  Ratio of net expenses to average net assets                                              1.52%(7)                1.57%
  Ratio of net expenses after custodian fee reduction to average net assets(3)             1.50%(7)                1.52%
  Ratio of net investment income to average net assets                                     0.84%(7)                0.47%
  Portfolio turnover rate                                                                    41%                     19%

--------------------------------------------------------------------------------------------------------------------------------

(1) During the six months ended June 30, 2002 and the year ended December 31, 2001, the investment adviser and the principal underwriter reduced their fees and the investment adviser was allocated a portion of the operating expenses.
Had such action not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                                                         2002(6)                  2001
                                                                                      -------------           -----------
Net investment loss per share                                                         $   (0.119)             $   (0.066)
                                                                                      ===========             ===========
Ratios (as a percentage of average net assets):
  Expenses                                                                                 5.31%(7)                2.80%
                                                                                      ===========             ===========
  Expenses after custodian fee reduction(3)                                                5.28%(7)                2.75%
                                                                                      ===========             ===========
  Net investment loss                                                                     (2.95%)(7)              (0.76%)
                                                                                      ===========             ===========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of the period reported.  Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1B). The computation of net expenses to average net assets reported above is computed  without  consideration of such credits.
(4)  Certain per share amounts are based on average shares outstanding.
(5)Reporting   guidelines  require  U.S.  Government   Intermediate   Portfolio,
   formerly U.S. Treasury Portfolio, to disclose the effects of implementing the change in  accounting  for  amortization  of  premium  and  discount  on debt securities.  If  adjustments  were not made,  net  investment  income and net realized and unrealized  gain (loss) per share for Wright Managed Growth with
   Income Fund would have been $0.073 and $(1.113), respectively.
(6)  For the six months ended June 30, 2002.
(7)  Annualized.


See notes to financial statements

                                                                                                      From July 14, 1999
                                                                                     Year Ended         (start of business) to
WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)                                     December 31, 2000        December 31, 1999
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              Advisor Shares
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                                    $   10.190              $   10.000
                                                                                       ---------               ---------
Income from investment operations:

  Net investment income(1)                                                            $    0.068              $    0.058
  Net realized and unrealized gain (loss)                                                 (0.405)+                 0.357
                                                                                       ---------               ---------
   Total income (loss) from investment operations                                     $   (0.337)             $    0.415
                                                                                       ---------               ---------

Less distributions declared to shareholders:

  From net investment income                                                          $   (0.068)             $   (0.044)
  In excess of net investment income                                                      (0.103)                 (0.158)
  From realized gain on investments                                                       (0.062)                  -
  From paid-in capital                                                                     -                      (0.023)
                                                                                       ----------               ---------
   Total distributions                                                                $   (0.233)             $   (0.225)
                                                                                        ---------               ---------

Net asset value, end of year                                                          $    9.620              $   10.190
                                                                                      ===========             ===========

Total return(2)                                                                           (3.32%)                  4.23%

Ratios/Supplemental Data(1):

  Net assets, end of year (000 omitted)                                               $    4,374              $    6,317
  Ratio of expenses to average net assets                                                  1.96%                   2.01%(3)
  Ratio of expenses after custodian fee reduction to average net assets(4)                 1.93%                   1.97%(3)

  Ratio of net investment income to average net assets                                     0.65%                   1.04%(3)
  Portfolio turnover rate                                                                    44%                     18%

--------------------------------------------------------------------------------------------------------------------------------

(1) During the year ended  December  31, 2000 and the period from July 14, 1999, start of  business,  to  December  31,  1999,  the  investment  adviser  and the principal  underwriter  reduced  their  fees  and  the  investment  adviser  was allocated  a  portion  of the  operating  expenses.  Had  such  action  not been undertaken,  the net investment loss per share and the ratios would have been as follows:
                                                                                          2000                    1999
                                                                                      -----------             -----------

Net investment loss per share                                                         $   (0.131)             $   (0.025)
                                                                                      ===========             ===========
Ratios (as a percentage of average net assets):
  Expenses                                                                                 3.86%                   3.49%(3)
                                                                                      ===========             ===========
  Expenses after custodian fee reduction(4)                                                3.83%                   3.45%(3)
                                                                                      ===========             ===========
  Net investment loss                                                                     (1.25%)                 (0.44%)(3)
                                                                                      ===========             ===========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Annualized.
(4)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1B). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such time.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Wright Managed Growth with Income Fund (the fund) (WGIF) (one of the series of The Wright Asset Allocation Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund invests, with certain percentage ranges, in underlying blue chip equity and income funds (the underlying funds), for which Wright Investors' Service (Wright) serves as the investment adviser. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Investment Valuations - Investments in the underlying funds are valued at net asset value. Other portfolio securities are valued at the last current sales price on the market where the security is normally traded. Securities that cannot be valued at these closing prices are valued by Wright at fair value in accordance with procedures adopted by the trustees. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

  B. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

  C. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  D. Distributions - The fund requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

  E. Multiple Classes of Shares of Beneficial Interest --The fund offers an advisor share class and, until December 2001, also offered an individual share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

  F. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

  G. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  I. Interim Financial Information - The interim financial statements relating to June 30, 2002 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Services (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets. For the six months ended June 30, 2002, the effective annual rate was 0.20%. To enhance the net income of the fund, Wright made a preliminary reduction of its investment adviser fee of $3,974. In addition, $61,314 of expenses was allocated to the investment adviser.

     The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets. For the six months ended June 30, 2002, the effective annual rate was 0.02%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations, Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a subsidiary of Wright Investors' Service, an annual rate of 0.25% per annum of the fund's average net assets attributable to the respective classes. To enhance the net income of the fund, the Principal Underwriter made a reduction of its distribution fee of $4,968 on a preliminary basis.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. To enhance the net income of the fund, the Principal Underwriter made a preliminary reduction of its service fee of $4,968.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follow:

                                        For the Six Months Ended June 30, 2002
                                                    Advisor Shares

                                                    Shares            Amount

Sales.......................................        45,163       $    373,385
Issued to shareholders in payment
  of distributions declared.................         3,607             30,083
Redemptions.................................       (83,562)          (681,224)
                                                  ---------        -----------

   Net decrease.............................       (34,792)      $   (277,756)
                                                 ==========        ============


                                                      For the Year Ended December 31, 2001
                                                 Individual Shares*               Advisor Shares

                                                 Shares       Amount           Shares       Amount

Sales.......................................       --      $      --           78,966   $   707,965
Issued to shareholders in payment
  of distributions declared.................       324           2,767          8,387        71,123
Redemptions.................................   (18,972)       (148,575)       (57,889)     (498,192)
                                              ---------     -----------      ---------   -----------
   Net increase (decrease)..................   (18,648)   $   (145,808)        29,464   $   280,896
                                             ==========    ============     ==========  ============

* Share class was fully liquidated on December 31, 2001.

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than US Government securities and short term obligations for the six months ended June 30, 2002, were $1,548,265 and $1,990,415, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2002, as computed on a federal income tax basis, are as follows:

     Aggregate cost..............................              $   3,439,655
                                                                =============
     Gross unrealized appreciation...............              $     123,566
     Gross unrealized depreciation...............                   (170,727)
                                                                --------------

     Net unrealized depreciation.................              $     (47,161)
                                                                ==============



(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The fund invests in underlying funds, certain of which invest in securities issued by companies whose principal business activities are outside the Untied States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic  issuers.  Investments in foreign  securities  also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the fund's assets. The fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(8). LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. WMGI did not have significant borrowings or allocated fees during the six months ended June 30, 2002. WMGI has $135,000 outstanding at June 30, 2002.

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06460


Semi-Annual Report

         OFFICERS AND TRUSTEES OF THE FUNDS

         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         James P. Biggs, Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer


         ADMINISTRATOR

         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER

         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER

         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com


         CUSTODIAN

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT

         Forum Shareholder Services, LLC
         Two Portland Square
         Portland, ME 04101




         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.